EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in Teck Cominco Limited's Annual Report on Form 40-F and its Registration Statement on Form F-9 (Registration No. 333-92116) of our report dated February 7, 2003 relating to the consolidated financial statements, which appears in the Annual Report to Shareholders.



/s/ PricewaterhouseCoopers LLP

CHARTERED ACCOUNTANTS
Vancouver, British Columbia
March 30, 2004